EXHIBIT 10.21
November 17, 1999
Private & Confidential
----------------------
Mr. Ezra Cohen
President and C.E.O.
Ezcony Interamerica Inc.
Units Four and Five
7620 NW 25th Street
Miami, Florida 33122

Ladies/Gentlemen:

      We are writing this letter to confirm our agreement ("Agreement") that JWGenesis Capital Markets, Inc. ("JWGenesis") is exclusively authorized to represent Ezcony Interamerica Inc. and its affiliates and related entities (collectively, the "Company") and the undersigned majority shareholders and to assist the Company as its exclusive financial advisor in connection with the possible acquisition of Intcomex Computer Distributor, BrightStar Corp., CHS America, CellPoint Corporation and their affiliates and related entities (the "Targets") or any of the Targets' assets, business or equity, debt or other securities. This authorization covers such an acquisition by means of any merger, consolidation, recapitalization, joint venture, business combination, exchange offer or purchase or sale of securities or assets. Also covered by this authorization is any other transaction involving the Company or its shareholders resulting in a change of control of the Targets or its assets, securities or business. For the purposes of this Agreement, any of the foregoing shall constitute a "Transaction."

      This Agreement shall become effective upon the execution hereof by the Company and JWGenesis, and the term of this Agreement and the exclusive appointment provided for herein (the "Term") shall end on the first anniversary of the date of such execution by the Company. The Company agrees to use reasonable efforts to effect a Transaction acceptable to it during the term.

I.    PERFORMANCE OF SERVICES
      -----------------------

      Under this Agreement, JWGenesis will work with the Company and use reasonable efforts to attempt to consummate a satisfactory Transaction, subject to a final review by JWGenesis and the Company which concludes that the Transaction being considered is financially feasible, including the following services as appropriate and as reasonably requested by the Company:

1. Provide corporate finance professionals as reasonably required to assist in this engagement.

2. Advise and assist the Company in determining the number of shares and other consideration to offer to the Targets.

3. Discuss and evaluate with the Company Transaction strategies and advise and make applicable presentations on how to structure and implement a Transaction designed to further the Company's stated objectives.

4. In consultation with the Company and legal, accounting and/or tax advisors, advise the Company on appropriate negotiating strategies and, to the extent deemed appropriate, assist and/or direct negotiations leading to a conclusion of the proposed Transaction.

5. Review the capital structure of the Company and, if an applicable financing engagement agreement is desired and executed by both the Company and JWGenesis, assist in financing a Transaction.

                             Exhibit 10.21 - Page 1

II.   COMPENSATION OF SERVICES

A. In partial payment for its services hereunder, JWGenesis shall receive from the Company a nonrefundable $20,000 performance fee, payable in cash upon the execution hereof. In addition, the Company shall issue to JWGenesis upon the execution hereof warrants to purchase 200,000 shares of common stock of the Company, one-half at 50.10 per share and one-half at $0.40 per share. The warrants shall expire five years from the date of issuance, or one year from the date of issuance if no Transaction has been consummated, and the terms and conditions governing such issue of the warrants shall be in accordance with Appendix B hereto annexed.

B. If any Transaction is consummated during the Term or within eighteen months after the end of the Term with the Targets or with another party or parties (the "Other Targets") introduced to the Company by JWGenesis or contacted at the Company's request by JWGenesis during the Term, the Company shall pay JWGenesis in cash (except with respect to the proviso at the end of the paragraph below) at the closing of each such Transaction, a transaction fee ("Transaction Fee") equal to the sum of one and one-half percent (1.5%) of the aggregate consideration of a Transaction (the "Aggregate Consideration"). Aggregate Consideration is defined and computed as follows:

1. The total sale proceeds and other consideration paid or received by (i) the Targets or Other Targets, (ii) participants in the Target's or Other Targets' phantom or other equity plans, (iii) recipients of a share of the Transaction proceeds or similar incentive arrangements and/or (iv) holders of the Target's or Other Targets' stock, options, warrants and convertible securities ((i), (ii), (iii) and (iv) collectively being defined as the "Stakeholders") upon the consummation of any Transaction (including payments made in installments, paid into escrow and/or deferred), inclusive of cash, debt and equity securities, notes, property, shareholder payables and indebtedness assumed or retired, agreements not to compete, consulting agreements and unusual employment contracts, plus the total value of any interest-bearing liabilities and long-term liabilities assumed or retired, the net value of any current assets not purchased in an assets Transaction, the aggregate amount of any dividends (except regular dividends paid in conformity with past practice) or other distributions paid by the Target or Other Targets to the Stakeholders after the date hereof and the imputed value of any stock retained by the Stakeholders in a sale, recapitalization, leveraged buyout or similar transaction; provided that if Aggregate Consideration includes equity securities of the Company, then the portion of the Transaction Fee attributable to such equity security payments shall be made to JWGenesis in kind and shall have at least the registration rights contained in the applicable section of Appendix B annexed hereto.

2. If a portion of such consideration includes contingent payments, Aggregate Consideration shall also include the value of such payments; provided that if the Company and JWGenesis cannot in good faith agree on such value, then the portion of the Transaction Fee attributable to such contingent payments shall be paid to JWGenesis as such payments are paid to the Stakeholders. If the Aggregate Consideration for the Transaction consists in whole or in part of securities or other property, for the purposes of calculating the amount of Aggregate Consideration, the value of such securities or other property will be the value thereof on the day preceding the consummation of the Transaction as the Company and JWGenesis agree, provided, however, that in the case of securities for which there is a public trading market, the value will be determined by the average last sales prices for such securities for the last twenty trading days prior to such consummation.
    In the case of debt securities for which there is no public trading market, the value thereof shall be the principal amount thereof. If

                             Exhibit 10.21 - Page 2
     there is no public trading market for securities or other property other than debt securities paid or payable as part of Aggregate Consideration and the parties are unable to agree on their value, then each of JWGenesis and the Company will select an investment banking firm respected in the merger and acquisition field to determine a value and the midpoint between the two values established by the two independent experts will be the fair market value for the purposes hereof.

C. If the Company and/or its shareholders enter into a letter of intent or other agreement with respect to a Transaction, and due to a breach by failure of condition under the control of or act or omission to act by the Company or its shareholders no Transaction is consummated by the earlier to occur of the dates set forth in clauses (i) or (ii) of this paragraph C whereby JWGenesis is paid a Transaction Fee by the Company, then the Company shall pay JWGenesis an additional performance fee (the "Buyer's Remorse Fee") of $200,000 at the earlier of (i) eighteen months after the Term of this Agreement or (ii) when the Company has ceased using reasonable efforts to consummate a Transaction.

D. The Company agrees to reimburse JWGenesis for all reasonable out-of-pocket expenses incurred in carrying out the terms of this Agreement, including telephone, travel, facsimile, courier and computer time charges, attorneys' fees and disbursements and sales, use and similar taxes. Such reimbursable expenses shall not exceed $25,000 without the Company's approval, provided, however, that such limitation shall not apply to Appendix A. These out-of-pocket expenses will be payable from time to time upon invoicing by JWGenesis at any time after the commencement of this Agreement.

E. JWGenesis shall have the right of first refusal during the Term and, if a Transaction is consummated, within eighteen months after the Term to act as exclusive placement agent or co- managing underwriter, as the case may be, for any private or public financing by the Company, including any financing for a Transaction.

F. The provisions of this Section II shall survive the termination and expiration of this Agreement.

III.  INDEMNIFICATION
      ---------------

      The Company and JWGenesis hereby agree to the terms and conditions of the Indemnification Agreement attached hereto as Appendix A with the same force and effect and as if the terms and conditions were set forth at length herein.

IV.   COORDINATION OF EFFORTS AND EXCLUSIVITY
      ---------------------------------------

      In order to coordinate the efforts of both JWGenesis and the Company, and to maximize the possibility of completing a satisfactory Transaction during the term of this Agreement, JWGenesis shall have the exclusive authority as financial advisor to conduct negotiations with the Targets and Other Targets on behalf of the Company and its shareholders.

V.    DISCLOSURE
      ----------

      Any financial or other advice, descriptive memoranda or other documentation rendered by JWGenesis pursuant to this Agreement may not be disclosed publicly or to any third party in any manner without the prior written approval of JWGenesis. The Company may not make any public reference to JWGenesis or use JWGenesis' name in any annual report, press release or other report, release or other document of the Company without JWGenesis' prior written consent, except that the Company may, without JWGenesis' further consent, disclose this Agreement (but not


                             Exhibit 10.21 - Page 3
information provided to the Company by JWGenesis) in the Company's filings with the Securities and Exchange Commission, if the Company has been advised by its counsel that such disclosure is required by law, or, in the opinion of counsel to the Company, may otherwise be required by law. All non-public information provided by the Company to JWGenesis will be considered as confidential information and shall be maintained as such by JWGenesis, except as required by law or as required to enable JWGenesis to perform its services pursuant to this Agreement, until the same becomes known to third parties or the public without release thereof by JWGenesis. The provisions of this paragraph shall survive the termination and expiration of this Agreement.

      The Company agrees to provide to JWGenesis, among other things, all reasonable information requested or required by JWGenesis or the Targets, including, but not limited to, information concerning historical and projected financial results and possible and known litigious, environmental and other contingent liabilities of the Company. The Company also agrees to make available to JWGenesis such representatives of the Company, including, among others, directors, officers, employees, outside counsel and independent certified public accountants, as JWGenesis may reasonably request. The Company will promptly advise JWGenesis of any material changes in its business, finances or shareholdings. The Company represents that all information made available to JWGenesis by the Company, including, without limiting the generality of the foregoing, any descriptive memorandum or other information materials prepared by or approved by the Company, will be complete and correct in all material respects and will not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. In rendering its services hereunder, JWGenesis will be using and relying primarily on such information without independent verification thereof or independent appraisal of any of the Company's assets or those of the Targets or Other Targets. JWGenesis does not assume responsibility for the accuracy or completeness of the information to which reference is made above.

           The Company authorizes JWGenesis to make public notice in the form of a "tombstone," at JWGenesis' expense, of any Transaction concluded under this Agreement.

VI.   OBLIGATIONS OF JWGENESIS SOLELY TO THE COMPANY
      ----------------------------------------------

      The services herein provided are to be rendered solely to the Board of Directors of the Company. They are not being rendered by JWGenesis as a fiduciary of the shareholders of the Company and JWGenesis shall not have any liability or obligation with respect to its services hereunder to such shareholders or any other person, firm or corporation.

VII.  ENTIRE AGREEMENT, GOVERNING LAWS AND JURISDICTION, ETC.
      -------------------------------------------------------

      This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes and cancels any prior communications, understandings and agreements between the parties. This Agreement cannot be terminated or changed, nor can any of its provisions be waived, except by written agreement signed by all parties hereto. This Agreement shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the undersigned shareholders and JWGenesis.

      This Agreement shall be governed by and construed to be in accordance with the laws of the State of New York applicable to contracts made and to be performed solely in such state by citizens thereof. Any dispute arising out of this Agreement shall be adjudicated in the courts of the State of New York or in the federal courts sitting in the Southern District of New York, and the Company and JWGenesis each hereby agrees that service of process upon it by registered or certified mail at


                             Exhibit 10.21 - Page 4
its address set forth above shall be deemed adequate and lawful. The parties hereto shall deliver notices to each other by personal delivery or by registered or certified mail (return receipt requested) at the addresses set forth above.

VIII. ACCEPTANCE
      ----------

      Please confirm that the foregoing is in accordance with your understanding by signing upon behalf of the Company and returning an executed copy of this Agreement, together with a wire funds transfer or check for $20,000 drawn in favor of "JWGenesis Capital Markets, Inc." whereupon after execution by JWGenesis it shall become a binding agreement among the Company, JWGenesis and the Company's majority shareholders. A telecopy of a signed original of this Agreement shall be sufficient to bind the parties whose signatures appear hereon.

                                Very truly yours,
                                JWGENESIS CAPITAL MARKETS, INC.

                                By:
                                   ---------------------------------------------
                                Jeffrey H. Lehman, Director of Corporate Finance

ACCEPTED AND AGREED TO:
EZCONY INTERAMERICA INC. AND ITS
AFFILIATES AND RELATED ENTITIES

By:
   ----------------------------
      Ezra Cohen, President and C.E.O.

Date:
     --------------------------
MAJORITY SHAREHOLDERS (as represented as such by the undersigned)


-------------------------------
Ezra Cohen

-------------------------------
Moises Ezra Cohen

-------------------------------
Moises Homsany

-------------------------------
Ezra Homsany Gateno


                             Exhibit 10.21 - Page 5

                                                                      APPENDIX A

                            INDEMNIFICATION AGREEMENT

      Appendix A to the letter engagement agreement (the "Agreement") dated November 11, 1999 by and among Ezcony Interamerica Inc. and its affiliates and related entities (collectively, the "Company"), JWGenesis Capital Markets, Inc. ("JWGenesis") and the Company's majority shareholders.

      The Company agrees to indemnify and hold JWGenesis and its current and future affiliates, control persons, directors, officers, employees and agents (each an "Indemnified Person") harmless from and against all losses, claims, damages, liabilities, costs or expenses, including those resulting from any threatened or pending investigation, action, proceeding or dispute whether or not JWGenesis or any such other Indemnified Person is a party to such investigation, action, proceeding or dispute, arising out of JWGenesis' entering into or performing services under this Agreement or arising out of any matter referred to in this Agreement. This indemnity shall also include JWGenesis' and/or any such other Indemnified Person's reasonable attorneys' and accountants' fees and out-of-pocket expenses incurred in, and the cost of JWGenesis personnel whose time is spent in connection with such investigations, actions, proceedings or disputes which fees, expenses and costs shall be periodically reimbursed to JWGenesis and/or to any such other Indemnified Person by the Company as they are incurred; provided, however, that the indemnity herein set forth shall not apply where a court of competent jurisdiction has made a final determination that JWGenesis acted in a grossly negligent manner or engaged in willful misconduct in the performance of its services hereunder which gave rise to the loss, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determination the indemnification and reimbursement provisions hereinabove set forth shall apply and the Company shall perform its obligations hereunder to reimburse JWGenesis and/or each such other Indemnified Person periodically for its, his or their fees, expenses and costs as they are incurred). The Company also agrees that neither JWGenesis nor any other Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with any act or omission to act by JWGenesis as a result of its engagement under this Agreement except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company that is found in a final determination by a court of competent jurisdiction to have resulted from JWGenesis' gross negligence or willful misconduct.

      If for any reason, the foregoing indemnification is unavailable to JWGenesis or any such other Indemnified Person or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by JWGenesis or any such other Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company and its shareholders on the one hand and JWGenesis or any such other Indemnified Person on the other hand, but also the relative fault of the Company and JWGenesis or any such other Indemnified Person, as well as any relevant equitable considerations; provided that in no event will the aggregate contribution by JWGenesis and any such other Indemnified Person hereunder exceed the amount of fees actually received by JWGenesis pursuant to this Agreement. The reimbursement, indemnity and contribution obligations of the company hereinabove set forth shall be in addition to any liability which the Company may otherwise have and these obligations and the other provisions hereinabove set forth shall be binding upon and inure

                                   A - Page 1
to the benefit of any successors, assigns, heirs and personal representatives of the Company, JWGenesis and any other Indemnified Person.

      The terms and conditions hereinabove set forth in this Appendix A shall survive the termination and expiration of this Agreement and shall continue indefinitely thereafter.


EZCONY INTRAMERICA INC. AND ITS                 JWGENESIS CAPITAL MARKETS, INC.
AFFILIATES AND RELATED ENTITIES

By:                                     By:
   --------------------------------     ----------------------------------------
   Ezra Cohen, President and C.E.O.     Jeffrey H. Lehman, Director of Corporate
                                                 Finance


                                   A - Page 2

                                                                      APPENDIX B

      WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
200,000 Shares                                                             No. 1

      FOR VALUE RECEIVED, Ezcony Interamerica Inc. (the "Company"), a British Virgin Islands corporation, hereby certifies that JWGenesis CapitalMarkets, Inc. ("JWGenesis") or its permitted assigns are entitled to purchase from the Company, at any time or from time to time prior to 5:00 P.M., New York City time then current, on November 17, 2004 (or if no Transaction (as defined in the agreement among JWGenesis, the Company and the Company's majority shareholders dated November 11, 1999) has been consummated then on November 11, 2000) (the "Expiration Date"). 200,000 fully paid and non-assessable shares of the common stock, no par value, of the Company, one-half at the aggregate purchase price of $10,000 (computed on the basis of $0.10 per share) and one-half at the aggregate purchase price of $40,000 (computed on the basis of $0.40 per share). (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the shares of the Warrant Shares is referred to as the "Per Share Warrant Price" and (v) this warrant and all warrants hereafter issued in exchange or substitution for this warrant are referred to as "Warrants.") The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted such that it equals a number determined by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

1. Exercise of Warrant.

(a) This Warrant may be exercised in whole at any time or in part from time to time prior to 5:00 P.M., New York City time then current, on the Expiration Date, by the holder of this Warrant (the "Holder") by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 10(a) hereof, together with proper payment of the aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for the Warrant Shares shall be made by check, payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise


                                   B - Page 1
      of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

(b) In lieu of exercising this Warrant in the manner set forth in paragraph 1(a) above, this Warrant may be exercised in whole at any time or in part from time to time prior to the Expiration Date by surrender of the Warrant without payment of any other consideration, commission or remuneration, together with the cashless exercise subscription form at the end hereof, duly executed. The number of shares to be issued in exchange for the Warrant shall be the product of (x) the excess of the Market price (as hereinafter defined) of the Common Stock on the date of surrender of the Warrant and the exercise subscription form over the Per Share Warrant Price and (y) the number of shares subject to issuance upon exercise of the Warrant, divided by the Market Price of the Common Stock on such date. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, pursuant to the provisions of this Warrant.

2.    Reservation of Warrant Shares.
      -----------------------------

      The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, such number of shares of the Common Stock and such amount of other securities and properties as from time to time shall be deliverable to the Holder upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer (except such as may be imposed under applicable federal and state securities laws) and free and clear of all preemptive rights and all other rights to purchase securities of the Company.

3.    Protection Against Dilution.
      ---------------------------

(a) If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of its outstanding Common Stock;
      (i) securities, other than shares of Common Stock, or (ii) property, other than cash out of earned surplus, without payment therefor, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and property which the Holder would hold on the date of such exercise if, on the date of this Warrant, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period. Notice of each such distribution shall be forthwith mailed to the Holder.

(b) If, at any time or from time to time after the date of this Warrant, the Company shall (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price and Warrant Shares in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which


                                   B - Page 2
      he would have owned or been entitled to receive at the Aggregate Warrant Price he would have paid or have been entitled to pay immediately following the happening of any of the events described above had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this (b), the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose reasonable determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes or capital stock or shares of Common Stock and other capital stock.

(c) Except as provided in 3(e), in case the Company shall hereafter issue or sell any shares of Common Stock for a consideration per share less than the Average Per Share Warrant Price in effect immediately prior to such issuance or sale, the Average Per Share Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Average Per Share Warrant Price plus (B) the consideration received by the Company upon such issuance or sale by (ii) the total number of shares of Common Stock outstanding after such issuance or sale. The term "Average Per Share Warrant Price" means the aggregate exercise price for all unexercised Warrant Shares divided by the number of unexercised Warrant Shares. If an adjustment to the Average Per Share Warrant Price is to be made pursuant to this Subsection 3(c) or Subsection 3(d) below, then the aggregate price adjustment shall be applied evenly to the exercise price on a per share basis over all unexercised Warrant Shares.

(d) Except as provided in 3(e), in case the Company shall hereafter issue or sell any rights, options, warrants or securities convertible into Common Stock entitling the holders thereof to purchase the Common Stock or to convert such securities into Common Stock at a price per share
      (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such rights, options, warrants or convertible securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "Total Consideration") by (ii) the number of additional shares of Common Stock issuable upon exercise or conversion of such securities) less than the then Average Per Share Warrant Price in effect on the date of such issuance or sale, the Average Per Share Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding on the date of such issuance or sale multiplied by the Average Per Share Warrant Price plus (B) the Total Consideration by (ii) the number of shares of Common Stock outstanding on the date of such issuance or sale plus the maximum number of additional shares of Common Stock issuable upon exercise or conversion of such securities.

(e) No adjustment in the Per Share Warrant Price shall be required in the case of (i) the issuance of Common Stock upon the exercise of options which may be granted in the ordinary course of business under the Company's official employee stock option plan as in effect on the date hereof or (ii) the issuance of shares pursuant to the exercise of this Warrant.

                                   B - Page 3

(f) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the assets or other property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another entity (including any exchange effected in connection with a merger of any other corporation with the Company), the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this 3(f) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances. Notice of any such consolidation, merger, statutory exchange, sale or conveyance, and of said provisions so proposed to be made, shall be mailed to the Holder not less than twenty (20) days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(g)   Whenever the Per Share Warrant Price is adjusted as provided in this
      Section 3 and upon any modification of the rights of the Holder of this Warrant in accordance with this Section 3, the Company shall, at its own expense, within ten (10) days of such adjustment or modification, deliver to the holder of this Warrant a certificate of the principal financial officer of the Company setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same. In addition, within thirty (30) days of the end of the Company's fiscal year next following any such adjustment or modification, the Company shall, at its own expense, deliver to the Holder of this Warrant a certificate of a firm of independent public accountants of recognized standing reasonably selected by the Board of Directors (which may be the regular auditors of the Company) setting froth the same information as required by such principal financial officer certificate.

(h) If the Board of Directors of the Company shall declare any dividend or other distribution in cash with respect to the Common Stock, the Company shall mail notice thereof to the Holder not less than twenty (20) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.    Fully Paid Stock; Taxes.
      -----------------------

      The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant in accordance with the terms hereof shall, at the time of such delivery, be validly issued and outstanding, fully paid and non- assessable and not subject to preemptive rights or other contractual rights to purchase securities of the Company and the Company will take all such actions as may be necessary to assure that the par

                                   B - Page 4
value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.   Registration Under Securities Act of 1933.
     ------------------------------------------

(a) The Company agrees that if, at any time and from time to time during the period ending on the Expiration Date, the Holder and/or the holders of any other Warrants and/or Warrant Shares who or which shall hold not less than 50% of the Warrants and/or Warrant Shares issued by the Company pursuant to this Section 5, request that the Company file a registration statement under the Securities Act of 1933 (the "Act") covering all or any of the Warrant Shares (provided however the registration statement covers not less than 50% of all Warrant Shares issued by the Company pursuant to this
      Section 5), the Company will (i) promptly notify the Holder and all other registered holders, if any, of other Warrants and/or Warrant Shares that such registration statement will be filed and that the Warrant Shares which are then held, and/or which may be acquired upon the exercise of Warrants, by the Holder and such holders will be included in such registration statement at the Holder's and such holders' request, (ii) cause such registration statement to cover all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such registration statement to become effective as soon as practicable and to remain effective and current and (iv) take all other action necessary under any federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such registration statement to be sold or otherwise disposed of and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for the Holder and such holders to effect the proposed sale or other disposition.

(b) The Company agrees that if, at any time and from time to time, the Board of Directors of the Company shall authorize the filing of a registration statement (any such registration statement being sometimes hereinafter called a "Subsequent Registration Statement") under the Act (otherwise than pursuant to 5(a) hereof) in connection with the proposed offer of any of its securities by it or any of its shareholders, the Company will (i) promptly notify the Holder and all other registered holders, if any, of other Warrants and/or Warrant Shares that such Subsequent Registration Statement will be filed and that the Warrant Shares which are then held, and/or which may be acquired upon the exercise of the Warrants, by the Holder and such holders will be included in such Subsequent Registration Statement at the Holder's and such holders request, (ii) cause such Subsequent Registration Statement to cover all Warrant Shares which it has been so requested to include, (iii) cause such Subsequent Registration Statement to become effective as soon as practicable and to remain effective and current and (iv) take all other action necessary under any federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such Subsequent Registration Statement to be sold or otherwise disposed of and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for the Holder and such holders to effect the proposed sale or other disposition.

(c)   Whenever the Company is required pursuant to the provisions of this
      Section 5 to include Warrant Shares in a Subsequent Registration Statement or in a registration statement

                                   B - Page 5
      pursuant to 5(a) hereof, the Company shall (i) furnish each holder of any such Warrant Shares and each underwriter of such Warrant Shares with such copies of the prospectus, including the preliminary prospectus, conforming to the Act (and such other documents as each such holder or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Warrant Shares, (ii) use its best efforts to register or qualify such Warrant Shares under the blue sky laws (to the extent applicable) of such jurisdiction or jurisdictions as the holders of any such Warrant Shares and each underwriter of Warrant Shares being sold by such holders shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such holders shall have reasonably requested that the Warrant Shares be sold.

(d) The Company shall pay all expenses incurred in connection with any registration or other action pursuant to the provisions of this Section 5, including the attorneys' fees and expenses of the holder(s) of the Warrant Shares covered by such registration incurred in connection with such registration or other action, other than underwriting discounts and applicable transfer taxes relating to the Warrant Shares.

(e) The "Market Price" of Common Stock shall mean the price of a share of Common Stock on the relevant date, determined on the basis of the last reported sale price of the Common Stock as reported on the NASDAQ National Market System ("NASDAQ") or, if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations as so reported or, if the Common Stock is not listed on NASDAQ, the last reported sale price of the Common Stock on such other national securities exchange upon which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, on the basis of the average of the closing bid and asked quotations on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System or, if not so quoted, as reported by National Quotation Bureau, Incorporated or any similar organization or, if not so reported, by a qualified, independent third party appraiser jointly selected by the holders of the Warrants and the Company whose cost shall be borne by the Company.

6.    Indemnification.
      ---------------

(a) The Company agrees to indemnify and hold harmless each selling holder of Warrant Shares and each person who controls any such selling holder within the meaning of Section 15 of the Act, and each and all of them, from and against any and all losses, claims, damages, liabilities or actions, joint or several, to which any selling holder of Warrant Shares or they or any of them may become subject under the Act or otherwise and to reimburse the persons indemnified as above for any legal or other expenses (including the cost of, and for the personnel time spent in connection with, any investigation, testimony and preparation) incurred by them in connection with any litigation or threatened litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which Warrant Shares were registered under the Act (hereinafter called "Registration Statement"), any preliminary prospectus, the final prospectus or any amendment or supplement thereto (or in any application or document filed in connection therewith) or document executed by the Company based upon written information furnished by or on behalf of the Company filed


                                   B - Page 6
      in any jurisdiction in order to register or qualify the Warrant Shares under the securities laws thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in which the Company shall participate, in connection with the issuance and sale of any of the Warrant Shares; provided, however, that
      (i) the indemnity agreement contained in this (a) shall not extend to any selling holder of Warrant Shares in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was based upon and made in conformity with information furnished in writing to the Company by a selling holder of Warrant Shares specifically for use in connection with the preparation of such Registration Statement, any final prospectus, any preliminary prospectus or any such amendment or supplement thereto. The Company agrees to pay any legal and other expenses for which it is liable under this (a) from time to time within thirty (30) days after its receipt of a bill therefor.

(b) Each selling holder of Warrant Shares, severally and not jointly, will indemnify and hold harmless the Company, its directors, its officers who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act to the same extent as the foregoing indemnity from the Company, but in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from such Registration Statement, any final prospectus, any preliminary prospectus or any amendment or supplement thereto was made in reliance upon information furnished in writing to the Company by such selling holder specifically for use in connection with the preparation of the Registration Statement, any final prospectus or the preliminary prospectus or any such amendment or supplement thereto; provided, however, that the total obligation of any holder of Warrant Shares to indemnify any and all such indemnified parties under the provisions of this (b) shall be limited to the product of the number of Warrant Shares being sold by the selling holder and the excess of the Market Price of the Common Stock on the date of the sale to the public of these Warrant Shares over the Per Share Warrant Price. Each selling holder of Warrant Shares agrees to pay any legal and other expenses for which it is liable under this (b) from time to time within thirty (30) days after receipt of a bill therefor.

(c) If any action is brought against a person entitled to indemnification pursuant to the foregoing 6(a) or (b) (an "indemnified party") in respect of which indemnity may be sought against a person granting indemnification (an "indemnifying party") pursuant to such 6(a) or (b), such indemnified party shall promptly notify such indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party of any such action shall not release the indemnifying party from any liability it may have to such indemnified party in accordance with (a) or
      (b) of this Section 6. In case any such action is brought against an indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party against which a claim is to be made will be entitled to participate therein at its own expense and, to the extent that it may wish, to assume at its own expense the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that (i) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have

                                   B - Page 7
      reasonably concluded based upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties and (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense at the expense of the indemnifying party. Upon receipt of notice from the indemnifying party to such indemnified party of its election to so assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (1) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with provisos (i) or (ii) to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expenses of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or proceeding effected by an indemnified party, without he indemnifying party's written consent, which consent shall not be unreasonably withheld.

(d) In order to provide for an equitable contribution in circumstances in which the indemnity agreement provided for in (a) of this Section 6 is unavailable to a selling holder of Warrant Shares in accordance with its terms, the Company and the selling holder of Warrant Shares shall contribute to the aggregate losses, claims, damages and liabilities of the nature contemplated by said indemnity agreement incurred by the Company and the selling holder of Warrant Shares, in such proportions as is appropriate to reflect the relative benefits received by the Company and the selling holder of Warrant Shares from any offering of the Warrant Shares; provided, however, that if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under (c) of this Section 6, then the relative fault of the Company and the selling holder of Warrant Shares in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities and other relevant equitable considerations will be considered together with such relative benefits and provided, however, that the limitations in the proviso in (b) of this Section 6 shall apply in all cases.

(e) The respective indemnity and contribution agreements by the Company and the selling holder of Warrant Shares in (a), (b), (c) and (d) of this
      Section 6 shall remain operative and in full force and effect regardless of (i) any investigation made by any selling holder of Warrant Shares or by or on behalf of any person who controls such selling holder or by the Company or any controlling person of the Company or any director or any officer of the Company, (ii) payment for any of the Warrant Shares or
      (iii) any termination of this Agreement, and shall survive the delivery of the Warrant Shares, and any heir or successor of the Company, or of any selling holder of Warrant Shares, or of any person who controls the Company or any selling holder of Warrant Shares, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Company and the selling holder of Warrant


                                   B - Page 8

      Shares contained in (a), (b), (c) and (d) of this Section 6 shall be in addition to any liability which the Company and the selling holder of Warrant Shares may otherwise have.

7.    Limited Transferability.
      -----------------------

(a) This Warrant is not transferable or assignable by the Holder except in whole or in part (i) to JWGenesis or any successor firm or corporation of JWGenesis, (ii) to any of the principals, shareholders, directors, officers or employees of JWGenesis or of any such successor firm or (iii) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution and is so transferable only upon the books of the Company which it shall cause to be maintained for the purpose. The Company may treat the registered holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants will be dated the same date as this Warrant.

(b) By acceptance hereof, the Holder represents and warrants that this Warrant is being acquired, and all Warrant Shares to be purchased upon the exercise of this Warrant will be acquired, by the Holder solely for the account of such Holder and not with a view to the fractionalization and distribution thereof and will not be sold or transferred except in accordance with the applicable provisions of the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Holder agrees that neither this Warrant nor any of the Warrant Shares may be sold or transferred except under cover of a Registration Statement under the Act which is effective and current with respect to such Warrant Shares or pursuant to an opinion, in form and substance reasonably acceptable to the Company's counsel, that registration under the Act is not required in connection with such sale or transfer. Any Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 and are restricted securities within the meaning thereof. Such securities may not be sold or transferred except pursuant to a registration statement under such Act which is effective and current with respect to such securities or pursuant to an opinion of counsel reasonably satisfactory to the issuer of such securities that such sale or transfer is exempt from the registration requirements of such Act."

8.    Loss, etc. of Warrant.
      ---------------------

      Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

9. Warrant Holder Not Shareholders.
   --------------------------------

      Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.


                                   B - Page 9

10.   Communication.
      -------------

      No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

      (a) the Company at Units Four and Five, 7620 NW 25 Street, Miami, Florida 33122, Attention: Ezra Cohen or such other address as the Company has designated in writing to the Holder; or

      (b)  the Holder at 599 Lexington Avenue, 27th Floor, New York, NY 10022,
           Attention: Jeffrey H. Lehman or such other address as the Holder has designated in writing to the Company.

11.   Headings.
      --------
      The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

12.   Applicable Law.
      --------------

      This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, Ezcony Interamerica Inc. has caused this Warrant to be signed by its Chairman of the Board and its corporate seal to be hereunto affixed and attested by its Secretary on this ____ day of November 1999.


ATTEST:

By:                                       By:   Ezra Cohen, Chairman
   ---------------------------------         -----------------------------------


                                 B - Page 10